Exhibit 99.2

FOR IMMEDIATE RELEASE	For Further Information:
Jill Peters, Investor Relations Contact
(310) 893-7456 or investorrelations@kbhome.com

KB HOME ANNOUNCES UPSIZE AND PRICING OF SENIOR NOTES DUE 2031

LOS ANGELES (May 25, 2021) — KB Home (NYSE: KBH) today announced that it has upsized and priced an offering of $390 million in aggregate principal amount of its senior notes due 2031, representing an increase of $90 million in aggregate principal amount from the previously announced proposed offering size. The offering is being made under an existing shelf registration statement that KB Home previously filed with the Securities and Exchange Commission (“SEC”).

The senior notes due 2031 will bear interest at a rate of 4.00% per annum and will be issued at a public offering price of 100.00%. The senior notes will be guaranteed on an unsecured basis by certain of KB Home’s subsidiaries that have guaranteed KB Home’s outstanding senior notes.

KB Home estimates the aggregate net proceeds from the offering to be approximately $385 million, after deducting the underwriting discount and estimated offering expenses payable by KB Home. KB Home intends to use the net proceeds from the offering together with cash on hand, as needed, to purchase its 7.000% Senior Notes due 2021 tendered by holders and accepted by KB Home in its previously announced cash tender offer for such notes and, if it so elects at its option, the redemption or purchase at any time, or the payment in full at maturity, of any of the 7.000% Senior Notes due 2021 not purchased in the tender offer. KB Home intends to use any remaining net proceeds from the offering for general corporate purposes.

The closing of the offering is expected to occur on June 9, 2021, subject to the satisfaction of customary closing conditions. BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, BNP Paribas Securities Corp. and MUFG Securities Americas Inc. are acting as book-running managers for the offering.

A copy of the prospectus supplement and accompanying prospectus describing the offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting BofA Securities at the following address: BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, email: dg.prospectus_requests@bofa.com, or BNP PARIBAS at the following address: Attn: Syndicate Desk, 787 Seventh Avenue, New York, NY 10019, email: new.york.syndicate@bnpparibas.com or toll free at 1-800-854-5674, or Citigroup at the following address: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, email: prospectusdept@citi.com or toll free at 1-800-831-9146, or Credit Suisse at the following address: Attn: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, 1-800-221-1037, email: usa.prospectus@credit-suisse.com, or Deutsche Bank Securities at the following address: Attn: Prospectus Group, 60 Wall Street, New York, NY 10005, email: prospectus.cpdg@db.com or toll free at 1-800-503-4611, or MUFG at the following address: Attn: Capital Markets Group, 1221 Avenue of the Americas, 6th Floor, New York, New York 10020 or toll free at 1-877-649-6848, or Wells Fargo Securities at the following address: Attn: WFS Customer Service, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, email: wfscustomerservice@wellsfargo.com or toll free at 1-800-645-3751.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, including KB Home’s 7.000% Senior Notes due 2021, a notice of redemption for any securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The senior notes offering is being made only by means of the prospectus supplement and the accompanying prospectus. The tender offer is being made only by means of the offer to purchase and accompanying notice of guaranteed delivery.

About KB Home

KB Home is one of the largest and most recognized homebuilders in the United States and has been building quality homes for over 60 years. Today, KB Home operates in 45 markets across eight states, serving a wide array of buyer groups. What sets us apart is how we give our customers the ability to personalize their homes from homesites and floor plans to cabinets and countertops, at a price that fits their budget. We are the first builder to make every home we build ENERGY STAR® certified. In fact, we go beyond the EPA requirements by ensuring every ENERGY STAR certified KB home has been tested and verified by a third-party inspector to meet the EPA’s strict certification standards, which help to lower the cost of ownership and to make our new homes healthier and more comfortable than new ones without certification. We also work with our customers every step of the way, building strong personal relationships so they have a real partner in the homebuying process, and the experience is as simple and easy as possible.

Forward-Looking and Cautionary Statements

You are cautioned that certain statements contained or incorporated or deemed to be incorporated by reference in this prospectus supplement and the accompanying prospectus, as well as some statements by us in periodic press releases and other public disclosures and some oral statements by us to securities analysts, stockholders and others during presentations, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “hopes,” and similar expressions constitute forward-looking statements. In addition, any statements that we may make or provide concerning future financial or operating performance (including, without limitation, future revenues, community count, homes delivered, net orders, selling prices, sales pace per new community, expenses, expense ratios, housing gross profits, housing gross profit margins, earnings or earnings per share, or growth or growth rates), future market conditions, future interest rates, and other economic conditions, ongoing business strategies or prospects, future dividends and changes in dividend levels, the value of our backlog (including amounts that we expect to realize upon delivery of homes included in our backlog and the timing of those deliveries), the value of our net orders, potential future asset acquisitions and the impact of completed acquisitions, future share issuances or repurchases, future debt issuances, repurchases or redemptions and other possible future actions are also forward-looking statements as defined by the Act. Forward-looking statements are based on our current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about our operations, economic and market factors, and the homebuilding industry, among other things. These statements are not guarantees of future performance, and we have no specific policy or intention to update these statements. In addition, forward-looking and other statements contained or incorporated or deemed to be incorporated by reference in this prospectus supplement and the accompanying prospectus, as well as some statements by us in periodic press releases and other public disclosures and some oral statements by us to securities analysts, stockholders and others during presentations, that express or contain opinions, views or assumptions about market or economic conditions; the success, performance, effectiveness and/or relative positioning of our strategies, initiatives or operational activities; and other matters, may be based in whole or in part on general observations of our management, limited or anecdotal evidence and/or business or industry experience without in-depth or any particular empirical investigation, inquiry or analysis.

Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, the following: general economic, employment and business conditions; population growth, household formations and demographic trends; conditions in the capital, credit and financial markets; our ability to access external financing sources and raise capital through the issuance of common stock, debt or other securities, and/or project financing, on favorable terms; the execution of any securities repurchases pursuant to our board of directors’ authorization; material and trade costs and availability, particularly lumber; consumer and producer price inflation; changes in interest rates; our debt level, including our ratio of debt to capital, and our ability to adjust our debt level and maturity schedule; our compliance with the terms of our revolving credit facility; volatility in the market price of our common stock; home selling prices, including our homes’ selling prices, increasing at a faster rate than consumer incomes; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition from other sellers of new and resale homes; weather events, significant natural disasters and other climate and environmental factors; any failure of lawmakers to agree on a budget or appropriation legislation to fund the federal government’s operations, and financial markets’ and businesses’ reactions to any such failure; government actions, policies, programs and regulations directed at or affecting the housing market (including the Coronavirus Aid, Relief, and Economic Security Act, relief provisions for outstanding mortgage loans and any extensions or broadening thereof, the tax benefits associated with purchasing and owning a home, and the standards, fees and size limits applicable to the purchase or insuring of mortgage loans by government-sponsored enterprises and government agencies), the homebuilding industry, or construction activities; changes in existing tax laws or enacted corporate income tax rates, including those resulting from regulatory guidance and interpretations issued with respect thereto; changes in U.S. trade policies, including the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; the adoption of new or amended financial accounting standards and the guidance and/or interpretations with respect thereto; the availability and cost of land in desirable areas and our ability to timely develop acquired land parcels and open new home communities; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred;

costs and/or charges arising from regulatory compliance requirements or from legal, arbitral or regulatory proceedings, investigations, claims or settlements, including unfavorable outcomes in any such matters resulting in actual or potential monetary damage awards, penalties, fines or other direct or indirect payments, or injunctions, consent decrees or other voluntary or involuntary restrictions or adjustments to our business operations or practices that are beyond our current expectations and/or accruals; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives related to our product, geographic and market positioning, gaining share and scale in our served markets and in entering into new markets; our operational and investment concentration in markets in California; consumer interest in our new home communities and products, particularly from first-time homebuyers and higher-income consumers; our ability to generate orders and convert our backlog of orders to home deliveries and revenues, particularly in key markets in California; our ability to successfully implement our business strategies and achieve any associated financial and operational targets and objectives, including those discussed in any of our public filings, presentations or disclosures; income tax expense volatility associated with stock-based compensation; the ability of our homebuyers to obtain residential mortgage loans and mortgage banking services; the performance of mortgage lenders to our homebuyers; the performance of KBHS Home Loans, LLC, our mortgage banking joint venture with Stearns Lending, LLC; information technology failures and data security breaches; an epidemic or pandemic (such as the outbreak and worldwide spread of the 2019 coronavirus disease (“COVID-19”)), and the control response measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the above-mentioned and/or other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period; widespread protests and civil unrest, whether due to political events, efforts to institute law enforcement and other social and political reforms, and the impacts of implementing or failing to implement any such reforms, or otherwise; and other events outside of our control. See our Annual Report on Form 10-K for the fiscal year ended November 30, 2020, our subsequent quarterly report on Form 10-Q and our other filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business.

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